Property, plant and equipment	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property, plant and equipment
10. Property, plant and equipment:

		Accumulated	Net book
December 31, 2018	Cost	depreciation	value
Land and buildings	$4,765	$1,474	$3,291
Computer equipment and software	7,079	6,043	1,036
Furniture and fixtures	3,553	2,975	578
Machinery and equipment	87,151	33,476	53,675
Leasehold improvements	11,578	6,727	4,851
	$114,126	$50,695	$63,431

		Accumulated	Net book
December 31, 2017	Cost	depreciation	value
Land and buildings	$4,947	$1,412	$3,535
Computer equipment and software	7,742	7,438	304
Furniture and fixtures	5,322	3,585	1,737
Machinery and equipment	90,570	33,007	57,563
Leasehold improvements	14,261	7,596	6,665
	$122,842	$53,038	$69,804

During the year ended December 31, 2018, the Company recorded an impairment charge of $736 (year ended December 31, 2017 - $1,550; year ended December 31, 2016 - $2,708). The impairment resulted primarily from the write-down of tooling equipment and was recorded in the Transportation segment.

The Company has significant investments in property, plant and equipment related to its Westport HPDI 2.0™ business. The HPDI business is at the early stages of commercialization, and, as a result, is currently generating losses. Based on the Company's current projections, meaningful increases in component sales, compared to 2018 levels, are expected, allowing the HPDI business to benefit from economies of scale and become profitable. If these assumptions are not realized, the Company may be required to record an impairment on these assets in future periods.

Total depreciation expense for the year ended December 31, 2018 was $13,090 (year ended December 31, 2017 - $11,289; year ended December 31, 2016 - $12,305). The amount of depreciation expense included in cost of sales for the year ended December 31, 2018 was $7,685 (year ended December 31, 2017 - $4,915; year ended December 31, 2016 - $4,266).